UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported): May 11, 2014 (May 8, 2014)

BLACKROCK CAPITAL INVESTMENT CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	814-00712	20-2725151
(State or other jurisdiction of incorporation or organization)	(Commission File Number)	(IRS Employer Identification Number)

40 East 52nd Street

New York, NY 10022

(Address of principal executive offices)

(212) 810-5800

(Registrant’s telephone number, including area code)

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

ITEM 5.07. SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

Annual Meeting:

On May 8, 2015, the Registrant held its 2015 annual meeting of stockholders (the “Annual Meeting”). The proposals considered at the Annual Meeting are described in detail in the Registrant’s definitive proxy statement for the Annual Meeting as filed with the Securities and Exchange Commission on March 23, 2015 (the “Annual Meeting Proxy”). At the Annual Meeting, the Registrant’s stockholders approved the proposals described in the Annual Meeting Proxy before the Annual Meeting was adjourned. As of March 9, 2015, the record date, 74,672,320 shares of common stock were eligible to vote.

First Proposal. The Company’s stockholders elected three directors of the Company (the “Class II Directors”), each of whom will serve until the 2018 annual meeting, or until his or her successor is duly elected and qualifies or until his or her earlier resignation, removal from office, death or incapacity. The Class II Directors were elected pursuant to the voting results set forth below:

Name	For	Withheld
Brian D. Finn	24,421,181	880,856
William E. Mayer	22,466,668	2,835,370
François de Saint Phalle	24,381,870	920,167

Second Proposal. The Company’s stockholders ratified the selection of Deloitte & Touche LLP to serve as the Company’s independent registered public accounting firm for the year ending December 31, 2015, as set forth below:

For	Against	Abstain
60,758,725	867,120	314,578

Special Meeting:

On May 8, 2015, the Registrant held a special meeting of stockholders (the “Special Meeting”). The proposal considered at the Special Meeting is described in detail in the Registrant’s definitive proxy statement for the Special Meeting as filed with the Securities and Exchange Commission on March 23, 2015 (the “Special Meeting Proxy”). At the Special Meeting, the Registrant’s stockholders approved the proposal described in the Special Meeting Proxy before the Special Meeting was adjourned. As of March 9, 2015, the record date, 74,672,320 shares of common stock were eligible to vote.

Proposal. The Company’s stockholders approved a proposal to authorize flexibility for the Company, with approval of the Board of the Company, to sell or otherwise issue shares of its common stock (during the next 12 months) at a price below the Company’s then current net asset value per share in one or more offerings, subject to certain limitations set forth in the Special Meeting Proxy (including that the cumulative number of shares sold pursuant to such authority does not exceed 25% of the Company’s then outstanding common stock immediately prior to each such sale), as set forth below:

FOR	AGAINST	ABSTAIN
27,714,977	9,385,897	924,448

Broker Non-Vote 0 shares

The vote on the above proposal, adjusted for 697,587 affiliated shares, was as follows:

FOR	AGAINST	ABSTAIN
27,017,390	9,385,897	924,448

Broker Non-Vote 0 shares

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

BLACKROCK KELSO CAPITAL CORPORATION

Date: May 11, 2015	By:	/s/ Corinne Pankovcin
Name: Corinne Pankovcin
Title: Chief Financial Officer